SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the registrant ☒
Filed by a party other than the registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TRANSDEL PHARMACEUTICALS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of filing fee (check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

________________

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Transdel Pharmaceuticals, Inc. (the “Corporation”) to be held at the La Jolla Executive Tower Conference Center, 4225 Executive Square, Suite 495, La Jolla, California 92037 on Wednesday, November 5, 2008, at 1:00 p.m. (Pacific time). At this Annual Meeting, we will ask you to consider and vote upon (i) the election of three directors to serve one-year terms expiring at the next annual meeting of stockholders in 2009, (ii) an amendment to the 2007 Incentive Stock and Awards Plan which would increase the number of shares of common stock available for issuance under the Plan and (iii) to ratify the appointment of KMJ Corbin & Company as our independent registered public accounting firm for fiscal 2008.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we recommend that you complete, sign, date and return the enclosed proxy card to ensure that your shares are represented at the Annual Meeting. The enclosed proxy statement provides you with detailed information about the proposals submitted for your consideration. We urge you to read it carefully.

On behalf of your Board of Directors, I thank you for your support and appreciate your consideration.

Very truly yours,

/s/ Juliet Singh, Ph.D.
Juliet Singh, Ph.D.
President and Chief Executive Officer
October 1, 2008

________________

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 1:00 P.M., WEDNESDAY, NOVEMBER 5, 2008
________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Transdel Pharmaceuticals, Inc, a Delaware corporation (the “Corporation”), will be held at the La Jolla Executive Tower Conference Center, 4225 Executive Square, Suite 495, La Jolla, California 92037 on Wednesday, November 5, 2008, at 1:00 p.m. (Pacific time), for the following purposes:

1.	To elect three directors to hold office for a term of one year.

2.
To approve an amendment to the 2007 Incentive Stock and Awards Plan (the “Plan”) to increase the number of shares of the Corporation’s common stock available for issuance under the Plan from 1,500,000 to 3,000,000 shares.

3.	To ratify the appointment of KMJ Corbin & Company as the Corporation’s independent registered public accounting firm for fiscal 2008.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS PRESENTED IN THE PROXY STATEMENT.

The Board of Directors has fixed the close of business on October 3, 2008 as the record date for the determination of stockholders who are entitled to notice of and to vote at the meeting.

A copy of the Corporation’s Annual Report on Form 10-KSB for the year ended December 31, 2007 is enclosed.

To assure your representation at the meeting, please sign, date and return your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ John T. Lomoro
John T. Lomoro
Chief Financial Officer

4225 Executive Square, Suite 485
La Jolla, California 92037

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 5, 2008

This Proxy Statement is furnished by the Board of Directors (the “Board”) of Transdel Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”). The Proxy Statement is being sent to the Corporation’s stockholders in connection with the solicitation of proxies by the Board, on behalf of the Corporation, to be used at the Annual Meeting of Stockholders, which will be held at the La Jolla Executive Tower Conference Center, 4225 Executive Square, Suite 495, La Jolla, California 92037 on Wednesday, November 5, 2008, at 1:00 p.m. (Pacific time).

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card are being mailed to the Corporation’s stockholders on or about October 10, 2008. A copy of the Corporation’s Annual Report to Stockholders on Form 10-KSB for the year ended December 31, 2007 is also enclosed.

You are requested to complete, date and sign the accompanying proxy and return it to the Corporation in the enclosed envelope. The proxy may be revoked at any time prior to the meeting by written notice to the Corporation bearing a later date than the date on the proxy or by attending the meeting and voting in person. Where instructions are indicated, proxies will be voted in accordance therewith. Where no instructions are indicated, proxies will be voted for the proposals set forth below.

The Board has fixed the close of business on October 3, 2008 as the record date (the “Record Date”) for the determination of stockholders who are entitled to notice of and to vote at the meeting. As of the Record Date, the outstanding number of voting securities of the Corporation was 15,545,184 shares of common stock, par value $0.001 per share (“Common Stock”). Holders of a majority of our outstanding shares of Common Stock must be present or represented by proxy at the meeting to constitute a quorum. For each share held as of the Record Date, each holder of Common Stock is entitled to one vote per share of Common Stock. Our stock transfer books will remain open between the record date and the date of the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the annual meeting and during ordinary business hours for a period of ten days prior to the annual meeting at our executive offices located at 4225 Executive Square, Suite 485, La Jolla, California 92037.

For Proposal 1, the three nominees receiving the highest number of votes, in person or by proxy, will be elected as directors. A majority of the votes of the total number of the shares of Common Stock present at the meeting, in person or by proxy, will be necessary for the approval of Proposal 2 regarding the amendment to increase the number of shares of Common Stock authorized for issuance under the Plan. A majority of the votes of the total number of the shares of Common Stock present at the meeting, in person or by proxy, will be necessary for the approval of Proposal 3 regarding ratifying the appointment of KMJ Corbin & Company as the Corporation’s independent registered public accounting firm for fiscal 2008.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and “broker non-votes.” A broker non-vote occurs when you fail to provide voting instructions for shares you hold in “street name.” Under those circumstances, your broker may be authorized to vote for you on some routine matters but is prohibited from voting on other matters. Those items for which your broker cannot vote result in broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. For proposals that require an affirmative vote of the majority of shares present and entitled to vote, abstentions will be counted towards the number of votes cast and will have the same effect as negative votes. However, abstentions will have no impact on the election of directors. Broker non-votes will not be counted for purposes of determining whether a proposal has received the requisite vote.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL NUMBER 1:
ELECTION OF DIRECTORS

The members of the Board of Directors are elected annually for a one-year term. The stockholders will elect three directors at the meeting, each to serve for a one-year term expiring at the Annual Meeting of Stockholders in 2009 or until their successor has been elected and qualified, or until the earliest of their death, resignation or retirement. The Corporation’s certificate of incorporation provides that the total number of directors constituting the entire Board shall not be less than one nor more than ten, with the then authorized directors being fixed from time to time by the Board. Currently, the Board is comprised of three directors, each of which is a current nominee.

Nominees For Election As Directors

Unless instructed otherwise, the proxies named on the enclosed proxy card intend to vote the shares that they represent to elect Juliet Singh, Ph.D., Jeffrey J. Abrams, M.D. and Anthony S. Thornley to serve as directors.

Juliet Singh, Ph.D., has been a director and our president and chief executive officer since our merger with Transdel Pharmaceuticals Holdings, Inc. on September 17, 2007. Dr. Singh was the Chief Executive Officer of Transdel Pharmaceuticals Holdings, Inc. since 2005. During 2004, Dr. Singh was Chief Executive Officer of Global Strategic Medical Consulting. From 2000 to 2003, Dr. Singh was a corporate officer-vice president of regulatory affairs and quality assurance of Collateral Therapeutics, Inc., a developer of non-surgical gene therapy products for the treatment of cardiovascular disease, which was acquired by Schering AG in 2002. From 1996 to 2000, Dr. Singh was the director of worldwide regulatory affairs for Allergan Corporation, where she oversaw the registration of BOTOX™ in the United States, Canada, Europe Asia, and South America. Prior to joining Allergan, Dr. Singh was the assistant director of regulatory affairs for Baxter Healthcare Corp., where she provided leadership in obtaining worldwide regulatory approval for recombinant factor VIII. Dr. Singh holds a Ph.D. in endocrinology from the University of California, Davis.

Jeffrey J. Abrams, M.D., MPH, has been a director since our merger with Transdel Pharmaceuticals Holdings, Inc. on September 17, 2007. Dr. Abrams has been a director of Transdel Pharmaceuticals Holdings, Inc. since 1998. Prior to joining Transdel Pharmaceuticals Holdings, Inc., Dr. Abrams was a practicing primary care clinician for over twenty years. Dr. Abrams received a B.A. from the State University of New York at Buffalo, an M.D. from the Albert Einstein College of Medicine and an M.P.H. from San Diego State University.

Anthony S. Thornley, has been a director since November 6, 2007. Mr. Thornley currently serves on the Board of Directors at Callaway Golf Incorporated, Cavium Networks Inc. and Airvana Inc. From February 2002 to June 2005, he served as President and Chief Operating Officer of QUALCOMM Incorporated, a wireless communication technology and integrated circuit company. From July 2001 to February 2002 he served as Chief Financial Officer and Chief Operating Officer of QUALCOMM, and from March 1994 to February 2002, he was the Chief Financial Officer of QUALCOMM. Prior to joining QUALCOMM, Mr. Thornley was with Nortel Networks, a telecommunications equipment manufacturer, for sixteen years in various financial and information systems management positions, including Vice President Finance and IS, Public Networks, Vice President Finance NT World Trade and Corporate Controller Nortel Limited. He has also worked for Coopers and Lybrand in public accounting. Mr. Thornley received his BS degree in Chemistry from the University of Manchester, England.

Election of the directors of the Corporation will require the affirmative vote of a plurality of voting shares held by stockholders present in person or represented by proxy at the meeting and entitled to vote thereat. Each of the director nominees have consented to be named in the Proxy Statement, and have indicated their willingness to serve as a director if elected.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF ITS NOMINEES FOR DIRECTORS.

PROPOSAL NUMBER 2:
APPROVAL OF AMENDMENT TO THE 2007 INCENTIVE STOCK AND AWARDS PLAN

The 2007 Incentive Stock and Awards Plan of the Corporation (the “Plan”) was approved by the Board of Directors (the “Board”) and the stockholders of the Corporation on September 17, 2007 and currently provides for the granting of stock options and awards to purchase up to a maximum of 1,500,000 shares of Common Stock (subject to adjustment in the event of certain capital changes). A copy of the amendment to the Plan, as proposed, is attached hereto as Exhibit A.

The Board has approved an amendment to the Plan, subject to the stockholders’ approval, to increase the number of shares covered by, and reserved for issuance under, the Plan from 1,500,000 shares to 3,000,000 shares, to enable the Corporation to make grants under the Plan, principally to its current and future employees and directors.

Stockholders are being asked to approve the proposed amendment at this meeting. If the stockholders approve such amendment, there will be a balance of 1,794,687 shares available for grant under the Plan.

The following is a summary of the terms of the Plan as currently in effect.

General.

Purpose. The Plan is intended to provide an incentive, to retain the Corporation’s officers, directors, employees, consultants and advisors, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Corporation and its subsidiaries. It is further intended that certain options granted pursuant to the Plan constitute incentive stock options (the “Incentive Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”) while certain other options granted pursuant to the Plan will be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

Administration. The Board will appoint and maintain as administrator of the Plan a committee (the “Committee”), which will serve at the pleasure of the Board. The Committee, subject to certain provisions of the Plan, has full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee also has the authority to designate which Options granted under the Plan will be Incentive Options and which will be Nonqualified Options. In the event that for any reason the Committee is unable to act or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee shall be deemed to be references to the Board.

Eligible Participants. The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) include directors, officers and employees of, and consultants and advisors to, the Corporation or any subsidiary; provided that Incentive Options may only be granted to employees of the Corporation and any subsidiary. The Plan currently has seven Participants.

Shares of the Corporation’s Common Stock Authorized Under the Plan. The Plan authorizes the grant of stock options to Participants with respect to a maximum of 1,500,000 shares of Common Stock. The maximum number of shares of Common Stock that may be subject to Options granted under the Plan to any individual in any calendar year must conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended.

Effective Date and Duration of the Plan. The effective date of the Plan is September 17, 2007. No Option or award of Restricted Stock will be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

Terms and Conditions of Options.

Option Price. The purchase price of each share of Common Stock purchasable under an Incentive Option is determined by the Committee at the time of grant, but will not be less than 100% of the Fair Market Value (as defined below) of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Corporation or of any subsidiary, the purchase price per share of Common Stock will be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option will not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant of the Common Stock on the principal securities exchange on which shares of Common Stock are listed (if the shares of Common Stock are so listed), or on the NASDAQ Stock Market or OTC Bulletin Board (if the shares of Common Stock are regularly quoted on the NASDAQ Stock Market or OTC Bulletin Board, as the case may be), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over the counter market, or, if such bid and asked prices may not be available, as reported by any nationally recognized quotation service selected by the Corporation, or as determined by the Committee in a manner consistent with the provisions of the Code.

Option Term. The term of each Option will be fixed by the Committee, but no Option may be exercisable more than ten years after the date such Option is granted. Further, in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Corporation or of any subsidiary, no such Incentive Option may be exercisable more than five years after the date such Incentive Option is granted.

Exercisability. Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options will vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options may be exercisable until such time as any vesting limitation required by Section 16 of the Securities Exchange Act of 1934, and related rules, will be satisfied if necessary for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as defined in the Plan), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option will terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee will receive, with respect to each share of Common Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount may be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee may determine in its sole discretion. If Change of Control is defined in an employment agreement between the Corporation and an Optionee, then, with respect to such Optionee, Change of Control will have the meaning ascribed to it in such employment agreement.

Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Corporation specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Common Stock owned by the Optionee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Common Stock withheld by the Corporation from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Corporation is at least equal to such exercise price. An Optionee will have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Corporation with respect to the withholding of taxes.

Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions of the Plan will be void and ineffective and will give no right to the purported transferee.

Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Corporation or any subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee may determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Corporation or any subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee may determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee will thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death or for the stated term of such Option, whichever period is shorter. “Disability” means an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Corporation and the relevant Optionee, then, with respect to such Optionee, Disability will have the meaning ascribed to it in such employment agreement.

Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Corporation or any subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee may determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee will thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death or for the stated term of such Option, whichever period is shorter. “Normal Retirement” is defined as retirement from active employment with the Corporation or any subsidiary on or after the normal retirement date specified in the applicable Corporation or subsidiary pension plan or if no such pension plan, age 65. “Early Retirement” is defined as retirement from active employment with the Corporation or any subsidiary pursuant to the early retirement provisions of the applicable Corporation or subsidiary pension plan or if no such pension plan, age 55.

Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Corporation or any subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined in the Plan), the Option will thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Corporation to the employ of or service to a subsidiary, or vice versa, or from one subsidiary to another, will not be deemed to constitute a termination of employment or service for purposes of the Plan. Notwithstanding the foregoing, in the event that the Optionee’s employment or service with the Corporation or any subsidiary is terminated by the Corporation or such subsidiary for “cause” (as defined in the Plan) any unexercised portion of any Option will immediately terminate in its entirety.

Limit on Value of Incentive Stock Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Common Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Corporation or any subsidiary) shall not exceed $100,000.

Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under the Plan aside from, or in association with, any other award and is subject to the following conditions and may contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee deems desirable:

Grantee rights. A Grantee has no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee deems desirable, makes payment to the Corporation in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee will have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described below.

Issuance of Certificates. The Corporation will issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock will be subject to the same restrictions as such shares of Restricted Stock.

Change of Control. Upon the occurrence of a Change in Control as defined in the Plan, the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Corporation for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions will be forfeited and the Corporation will have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

Other Provisions.

Capital Change of the Corporation. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock, the Committee will make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest will be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee will, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted will not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments will also be made in the case of outstanding Restricted Stock granted under the Plan. The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

Purchase for Investment/Conditions. Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Corporation has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Corporation to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as may be determined by the Committee at the time of award.

Taxes. The Corporation may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters. If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee must notify the Corporation of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b). If any Grantee makes any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee must notify the Corporation of such disposition within ten (10) days thereof.

Amendment and Termination. The Board may amend, suspend, or terminate the Plan, except that no amendment may be made that would impair the rights of any Participant under any Option or Restricted Stock granted without the Participant’s consent, and except that no amendment may be made which, without the approval of the stockholders of the Corporation would:

•	materially increase the number of shares that may be issued under the Plan;

•	materially increase the benefits accruing to the Participants under the Plan;

•	materially modify the requirements as to eligibility for participation in the Plan;

•
decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof;

•	extend the term of any Option beyond that provided for in the Plan or by the Committee; or

•	except as otherwise provided for in the Plan, reduce the exercise price of outstanding Options or effect re-pricing through cancellations and re-grants of new Options.

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment may impair the rights of any Optionee without the Optionee’s consent.

Section 409A. It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee will exercise its discretion in granting awards (and the terms of such awards), accordingly. The Plan and any grant of an award may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

Government Regulations. The Plan, and the grant and exercise of Options or Restricted Stock thereunder, and the obligation of the Corporation to sell and deliver shares under such Options and Restricted Stock will be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

Certificates. All certificates for shares of Common Stock delivered under the Plan will be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan will confer upon any Participant who is an employee of the Corporation or any subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Corporation or a subsidiary, as the case may be, nor will it interfere in any way with the right of the Corporation or any subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

Limitation of Liability. No member of the Committee, or any officer or employee of the Corporation acting on behalf of the Committee, will be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Corporation acting on their behalf will, to the extent permitted by law, be fully indemnified and protected by the Corporation in respect of any such action, determination or interpretation.

Registration of Common Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Corporation, exempt from such registration in the United States. The Corporation will not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an Option granted in order to permit the exercise of an Option and the issuance and sale of the Common Stock subject to such Option, although the Corporation may in its sole discretion register such Common Stock at such time as the Corporation may determine. If the Corporation chooses to comply with such an exemption from registration, the Common Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Common Stock to the Corporation’s transfer agent.

Non-Uniform Determinations. The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan will be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

Vote Required.

Approval of an amendment to the Plan will require the affirmative vote of a majority of the voting shares held by stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE PLAN TO INCREASE THE NUMBER OF AVAILABLE SHARES FROM 1,500,000 TO 3,000,000.

PROPOSAL 3:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed the firm of KMJ Corbin & Company as our independent registered public accounting firm for our fiscal year ending December 31, 2008, and is asking our stockholders to ratify this appointment. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of KMJ Corbin & Company by the board of directors. KMJ Corbin & Company has served as our independent registered public accounting firm since September 17, 2007.

If our stockholders fail to ratify the appointment of KMJ Corbin & Company, the board of directors will reconsider its selection, but may still decide it is in the best interests of our company and our stockholders to retain KMJ Corbin & Company. Even if the selection is ratified, the board of directors in its discretion may authorize the appointment of a different independent registered public accounting firm at any time during the year if the board of directors believes that such a change would be in our best interest.

A representative of KMJ Corbin & Company is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE RATIFICATION OF KMJ CORBIN & COMPANY TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following tables set forth certain information as of September 30, 2008, regarding the beneficial ownership of our common stock by (i) each person or entity who, to our knowledge, owns more than 5% of our common stock; (ii) our Chief Executive Officer; (iii) each director; and (iv) all of our executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power with respect to shares of common stock and that person’s address is c/o Transdel Pharmaceuticals, Inc. 4225 Executive Square, Suite 485, La Jolla, California 92037. Shares of common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of September 30, 2008, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the stockholder holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other stockholder.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned (1)
The Abrams Family Trust	1,572,500 (2)	10.1%
Juliet Singh, Ph.D.	2,062,736(6)	13.2%
Jeffrey J. Abrams, M.D.	- (3)	-
Anthony S. Thornley	81,733 (4)	*
Joseph Grasela(5)	1,171,875	7.5%
John C. Grasela(5)	1,171,875	7.5%
John T. Lomoro	66,667(7)	*
Balbir Brar, D.V.M., Ph. D.(8)	398,438	2.6%
Paul Finnegan, M.D., M.B.A., F.R.C.P.C.	43,750(9)	*
All executive officers and directors as a group (5 persons)	3,827,386	24.2%

______________
*     less than 1%

(1)	Based on 15,545,184 shares of our common stock issued and outstanding as of September 30, 2008.

(2)
Jeffrey J. Abrams, M.D., a director, is a trustee of the Abrams Family Trust. Dr. Abrams has sole voting and investment control with respect to the shares of common stock owned by the Abrams Family Trust. Includes 10,000 shares of common stock issuable upon the exercise of stock options.

(3)	Dr. Abrams is a trustee of the Abrams Family Trust, which owns 1,562,500 shares of our common stock.

(4)	Includes 12,500 and 8,333 shares of common stock issuable upon the exercise of warrants and stock options, respectively.

(5)	Joseph Grasela and John C. Grasela are adult siblings living in separate households.

(6)	Includes 108,611 shares of common stock issuable upon the exercise of stock options.

(7)	Total amount includes shares of common stock issuable upon the exercise of stock options.

(8)	On April 4, 2008, Dr. Brar resigned from the Company.

(9)	Total amount includes shares of common stock issuable upon the exercise of stock options.

The following table summarizes our compensation plans under which our equity securities are authorized for issuance as of September 30, 2008:

EQUITY COMPENSATION PLAN INFORMATION

	Number of Shares to be Issued Upon Exercise of Outstanding Stock Options	Weighted- Average Exercise Price of Outstanding Stock Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	1,010,000	$2.01	294,687
Equity compensation plans not approved by security holders	-	-	-
Total	1,010,000	$2.01	294,687

BOARD OF DIRECTORS

Composition and Meetings of our Board

The following table set forth, for the members of out Board and the nominees for director, information with respect to their ages, their current positions and the expiration dates of their terms as directors:

Name	Age	Position	Term as Director Expires
Juliet Singh, Ph.D.	48	President, Chief Executive Officer and Director	2008
Jeffrey J. Abrams, M.D	61	Director	2008
Anthony S. Thornley	62	Director	2008

Each director’s biography is included under Proposal 1.

Since September 17, 2007 (the date we completed our merger and plan of reorganization), our Board held one meeting and acted five times by written consent during the remainder of fiscal year 2007. Each director attended or participated in 100% of the total number of meetings of our Board. We encourage all of our directors to attend our annual meetings.

Director Independence

The Corporation believes that Anthony S. Thornley is an “independent director,” as that term is defined by applicable listing standards of The Nasdaq Stock Market and SEC rules, including the rules relating to the independence standards of an audit committee and the non-employee director definition of Rule 16b-3 promulgated under the Exchange Act. There are no family relationships among any of our directors or executive officers.

Director Compensation

We filed information regarding the compensation of our directors in our Annual Report on Form 10-KSB for the year ended December 31, 2007. This information is attached hereto as Exhibit B.

Code of Ethics

On December 6, 2007, we adopted an amended and restated code of ethics and business conduct that applies to our principal executive officer, principal financial officer, or persons performing similar functions and all of our other employees. A copy of the amended and restated code of ethics and business conduct was filed as Exhibit 14 to the Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on December 7, 2007.

Board Committees

Our Board currently performs the functions and duties generally performed by separately constituted audit, compensation and nominating and corporate governance committees. We intend to recruit additional directors to serve on our Board, and at such time, the Board will form separate Board committees. We intend that a majority of our directors will be independent directors, and that our Board and Board committees will meet the corporate governance requirements imposed by a national securities exchange, although we are not required to comply with such requirements until we seek listing on a securities exchange. Additionally, the Board will direct each committee to adopt a charter to govern its duties and actions.

Audit Review. Our Board is responsible for assuring the integrity of our financial control, audit and reporting functions and reviews with our management and our independent auditors the effectiveness of our financial controls and accounting and reporting practices and procedures. In addition, our Board reviews the qualifications of our independent auditors, is responsible for their appointment, compensation, retention and oversight and reviews the scope, fees and results of activities related to audit and non-audit services.

Executive Compensation. Our Board reviews and sets our general compensation policies and executive compensation, including officer salary levels, incentive compensation programs and share-based compensation. Our Board also has the exclusive authority to administer our 2007 Incentive Stock and Awards Plan. Juliet Singh, our President and Chief Executive Officer, has abstained from any board discussions with respect to her compensation.

Nominating and Corporate Governance. Our Board is responsible for identifying and selecting potential candidates for our Board. Our Board reviews the credentials of proposed members of the Board, either in connection with filling vacancies or the election of directors at each annual meeting of stockholders. The Board will consider qualified nominees recommended by stockholders. The Board intends to periodically assess how well it is performing, and make recommendations regarding corporate governance matters and practices. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding our business environment and willingness to devote adequate time to their board duties.

Stockholder Nominees. Our Board will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Board c/o the Secretary of the Company and should include the following information: (i) with respect to each nominee, (a) the name, age, business address and residence address of the nominee, (b) the principal occupation or employment of the nominee, (c) the class and number of shares of the Company that are beneficially owned by the nominee, (d) a description of all arrangements or understandings between the stockholder submitting the nomination and the nominee pursuant to which the nomination is to be made by the stockholder, and (e) any other information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) with respect to the stockholder submitting the nomination, (a) the name and address of the stockholder, as they appear on our books, (b) the class and number of shares of the Company that are beneficially owned by the stockholder and (c) any material interest of the stockholder in the nomination. Such information should be submitted in the time frame described under the caption “Proposals by Stockholders” in this proxy statement.

Process for Identifying and Evaluating Nominees. Our Board believes that the Corporation is well served by our current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Board will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Board will seek out potential candidates for Board appointment who meet the criteria for selection as nominees and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, our senior management and, if the Board deems appropriate, a third-party search firm. The Board will evaluate each candidate’s qualifications and contact relevant references. Based on this input, the Board will evaluate which of the prospective candidates is qualified to serve as a director.

Communications with Directors. Stockholders who wish to communicate with our Board may do so by writing to Anthony Thornley at our principal executive offices located at 4225 Executive Square, Suite 485, La Jolla, California 92037.

Audit Report. Management has primary responsibility for the system of internal controls and the financial reporting process. Our independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States). The Board appointed KMJ Corbin & Company LLP to audit our financial statements for the fiscal year 2007.

Our Board is kept apprised of the progress of the documentation, testing and evaluation of our system of internal controls over financial reporting, and provides oversight and advice to management. In connection with this oversight, the Board receives periodic updates provided by management at each quarterly Board meeting. The Board also holds regular private sessions with KMJ Corbin & Company to discuss their audit plan for the year, the financial statements and risks of fraud.

The Board pre-approves all services to be provided by KMJ Corbin & Company LLP. Pre-approval is required for audit services, audit-related services, tax services and other services. In some cases, the Board provides pre-approval for up to a year, related to a particular defined task or scope of work and subject to a specific budget. See “Principal Accounting Firm Fees” for more information regarding fees paid to KMJ Corbin & Company for services in fiscal years 2007 and 2006.

In this context and in connection with the audited financial statements contained in our Annual Report on Form 10-KSB, the Board:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2007 with our management and KMJ Corbin & Company;

•
discussed with KMJ Corbin & Company the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•	received from and discussed with KMJ Corbin & Company the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees);

•	concluded that KMJ Corbin & Company did not provide any non-audit services during the fiscal year ended December 31, 2007;

•	based on the foregoing reviews and discussions, recommended that the audited financial statements be included in our 2007 Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007; and

•	instructed the independent registered public accounting firm that the Board expects to be advised if there are any subjects that require special attention.

This report for 2007 is provided by the undersigned members of the Board.

Juliet Singh, Ph.D	Jeffrey J. Abrams, M.D	Anthony S. Thornley

EXECUTIVE OFFICERS

As of September 30, 2008, our executive officers are as follows:

Name	Age	Position
Juliet Singh, Ph.D.	48	President and Chief Executive Officer
John T. Lomoro	39	Chief Financial Officer
Paul W. Finnegan, M.D., M.B.A., F.R.C.P.C.,	48	Chief Medical Officer and Chief Operating Officer

Dr. Singh’s biography is included with those of the other nominees to the Board.

John T. Lomoro, has been our chief financial officer since our merger with Transdel Pharmaceuticals Holdings, Inc. on September 17, 2007 and the chief financial officer of Transdel Pharmaceuticals Holdings, Inc. since September 2007. From 2004 to 2007, Mr. Lomoro was the director of North American accounting for Carl Zeiss Vision Inc., a privately held international optical lens manufacturing and distribution company. From 2003 to 2004, Mr. Lomoro was the manager of financial reporting and planning for dj Orthopedics, Inc., a publicly traded medical device manufacturing company. From 2002 to 2003, Mr. Lomoro was a corporate accounting manager at Wireless Knowledge, Inc. Mr. Lomoro’s experience also includes approximately five years in public accounting as an audit manager at Ernst & Young LLP. Mr. Lomoro received a B.S. degree in accounting from St. Cloud State University of Minnesota and is a certified public accountant.

Paul W. Finnegan, M.D., M.B.A., F.R.C.P.C., has served as Chief Medical Officer and Chief Operating Officer of Transdel since April 2008. Prior to Transdel, Dr. Finnegan served as the President and Chief Executive Officer of Cecoura Therapeutics, a private drug development company from 2007 to 2008.. From 2001 to 2007, Dr. Finnegan served as Vice President of Global Strategic Marketing and Development and other senior management positions at Alexion Pharmaceuticals. Prior to joining Alexion in 2001, Dr. Finnegan served as Senior Director, Global Medical Marketing for Pharmacia Corporation and G.D. Searle & Co., providing medical affairs leadership for all therapeutic areas for the Asia-Pacific, Japan, Latin America and Canadian business regions. Dr. Finnegan holds the degrees of MD, CM from McGill University, Faculty of Medicine, in Montreal and is a Fellow of the Royal College of Physicians, Canada (FRCPC). Also, Dr. Finnegan earned his MBA with Honors, in Finance and Strategy, from the University of Chicago, Graduate School of Business.

Executive Compensation

We filed information regarding the compensation of our directors in our Annual Report on Form 10-KSB for the year ended December 31, 2007. This information is attached hereto as Exhibit B.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The Company has not engaged in any transactions since its merger and plan of organization was effective pursuant to which the amount involved was in excess of $120,000 and in which any of the Corporation’s directors, named executive officers or other executive officers, any holder of more than 5% of the Corporation’s common stock or any member of the immediate family of any of these persons had or will have a direct or indirect material interest, other than the compensation arrangements (including with respect to equity compensation) described in “Executive Compensation” attached hereto as Exhibit B.

Executive and Director Compensation

See Exhibit B for information regarding the compensation we paid to our officers and directors for fiscal year 2007.

Director and Officer Indemnification Agreements

In addition to the indemnification provisions contained in our certificate of incorporation and bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers. These agreements require us, among other things, to indemnify our directors and executive officers against specified expenses and liabilities, such as attorneys’ fees, judgments, fines and settlements, paid by these individuals in connection with any action, suit or proceeding arising out of their status or service as our director or officer, other than liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, and to advance expenses incurred by these individuals in connection with any proceeding against them with respect to which they may be entitled to indemnification by us. We also intend to enter into these agreements with our future directors and executive officers.

Company Policy Regarding Related Party Transactions

It is our policy that the Board of Directors approve or ratify transactions involving directors, executive officers or principal stockholders or members of their immediate families or entities controlled by any of them in which they have a substantial ownership interest in which the amount involved exceeds $120,000 and that are otherwise reportable under SEC disclosure rules. Such transactions include employment of immediate family members of any director or executive officer. Management advises the Board of Directors on a regular basis of any such transaction that is proposed to be entered into or continued and seeks approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KMJ Corbin & Company LLP was the Corporation’s independent registered public accounting firm for the year ended December 31, 2007. KMJ Corbin & Company does not have any direct or indirect financial interest in the Corporation in any capacity other than that of independent public accountants. A representative of KMJ Corbin & Company LLP will be present at the meeting to answer questions by stockholders concerning the accounts of the Corporation and will have the opportunity to make a statement, if such representative desires to do so.

Principal Accounting Firm Fees

The following table sets forth the aggregate fees billed to the Corporation for the fiscal years ended December 31, 2007 and 2006 by the Corporation’s independent registered public accounting firm, KMJ Corbin & Company LLP. KMJ Corbin & Company was appointed as the Corporation’s independent registered public accounting firm effective September 17, 2007.

	2007	2006
Audit fees	$67,100	$-

The Audit Fees for the years ended December 31, 2007 and 2006 were for professional services rendered for audits and quarterly reviews of our consolidated financial statements, and assistance with reviews of registration statements and documents filed with the SEC. There were no audit-related fees, tax fees or other fees billed by our principal accountant.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

No person who, during the fiscal year ended December 31, 2007, was one of our directors or officers, or beneficial owner of more than ten percent of our Common Stock (which is the only class of securities registered under Section 12 of the Exchange Act), failed to file on a timely basis reports required by Section 16 of the Exchange Act during such fiscal year. The foregoing is based solely upon our review of Forms 3 and 4 relating to the most recent fiscal year as furnished to us under Rule 16a-3(d) under the Exchange Act, and Forms 5 and amendments thereto furnished to us with respect to our most recent fiscal year, and any representation received by us from any reporting person that no Form 5 is required.

FORM 10-KSB

We filed an annual report on Form 10-KSB with the SEC on March 26, 2008. A copy of the Corporation’s Annual Report on Form 10-KSB for the year ended December 31, 2007 is enclosed.

In addition, Stockholders may obtain a copy of this report online at www.sec.gov, or without charge, by writing to the Secretary of the Company, at our principal executive offices located at 4225 Executive Square, Suite 485, La Jolla, California 92037.

OTHER MATTERS

We know of no other matters that will be presented for consideration at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent at their discretion. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORTS

We may satisfy SEC’s rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more stockholders. This process is known as “householding.” This delivery method can result in meaningful cost savings for us. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions were received prior to the mailing date. Accordingly, for many stockholders who hold their shares through a bank, brokerage firm or other holder of record (i.e., in “street name”) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received.

We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact American Registrar & Transfer Co., 342 East 900 South, Salt Lake City, UT 84111. If your stock is held by a brokerage firm or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage or bank. The voting instruction sent to a street-name stockholder should provide information on how to request (1) householding of future company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact us as indicated above.

PROPOSALS BY STOCKHOLDERS

Proposals of stockholders to be presented, pursuant to Rule 14a-8 under the Exchange Act, at the 2009 Annual Meeting of Stockholders of the Corporation, must be directed to the Corporate Secretary, at 4225 Executive Square, Suite 485, La Jolla, California 92037, and must be received by the Corporation no later than May 29, 2009 if they are to be included in the Corporation’s proxy statement and proxy relating to such meeting.  However, if the Company changes the date of its annual meeting by more than 30 days from the date of the 2008 Annual Meeting, the deadline is a reasonable time before the Company begins to print and send proxy materials.  Proposals submitted thereafter will be opposed as not timely filed.

SOLICITATION OF PROXIES

The Corporation will bear the entire cost of soliciting proxies for the meeting, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners. In addition, the Corporation may reimburse such persons for their costs in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, electronic mail or other means by the Corporation’s directors, officers or employees. No additional compensation will be paid to these individuals for any of those services. Except as described above, the Corporation does not presently intend to solicit proxies other than by mail.

WHERE YOU CAN FIND MORE INFORMATION

The Corporation files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the Public Reference Room maintained by the Securities and Exchange Commission (“SEC”) at 100 F. Street, N.E., Washington, D.C. 20549. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. The SEC allows the Corporation to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information by referring you to another document filed separately with the SEC. A copy of such report is being mailed to the Corporation’s stockholders with this Proxy Statement. All documents filed by the Corporation pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the annual meeting shall also be deemed to be incorporated by reference into this Proxy Statement.

Our stockholders may obtain the above-mentioned documents, without charge, by requesting them in writing or by telephone from the Corporation, by writing to Transdel Pharmaceuticals, Inc., 4225 Executive Square, Suite 485, La Jolla, California 92037, attention of John T. Lomoro, and by telephone to 858- 457-5300.

You should rely only on the information contained in this Proxy Statement or other documents to which we refer to vote at the annual meeting. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. Unless otherwise specified in this Proxy Statement, you should not assume that the information contained in this Proxy Statement is accurate as of any date other than the date hereof, and the mailing of the Proxy Statement to stockholders shall not create any implication to the contrary.

October 1, 2008	BY ORDER OF THE BOARD OF DIRECTORS,

/s/ John T. Lomoro
John T. Lomoro
Chief Financial Officer

EXHIBIT A

TRANSDEL PHARMACEUTICALS, INC.
2007 INCENTIVE STOCK AND AWARDS PLAN - AMENDMENT NO. 1

The 2007 Incentive Stock and Awards Plan of Transdel Pharmaceuticals, Inc. (the “Plan”), is hereby amended as follows:

1. The first sentence of Section 4 of the Plan is hereby amended in its entirety to read as follows:

“Subject to adjustment as provided in Section 8 hereof, a total of 3,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan.”

2. Except for the foregoing amendment set forth in paragraph 1 above, all of the terms and conditions of the Plan shall remain in full force and effect.

EXHIBIT B

The following is certain information related to our compensation of our officers and directors that was originally filed with the Securities and Exchange Commission (the “SEC”) as part of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007. We have not undertaken any updates or revision to such information since the date it was originally filed with the SEC.

Executive Compensation

The following table sets forth for the periods presented certain information concerning all compensation earned by or awarded or paid to our principal executive officer, our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers on December 31, 2007.

Summary Compensation Table

Name	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Juliet Singh, Ph.D.,	2007	116,071	-	32,561(4)	148,632
President and Chief Executive Officer	2006	-	-	-	-

John T. Lomoro,	2007	50,000	-	21,321(5)	71,321
Chief Financial Officer	2006	-	-	-	-

Balbir Brar, DVM, Ph.D.,	2007	70,000	92,517(3)	28,425(6)	190,942
Vice President	2006	-	-	-	-

(1)
Amount reflects the compensation cost for the year ended December 31, 2007 of the named executive officer’s stock, calculated in accordance with SFAS 123R. See Note 7 to our consolidated financial statements in the Form 10-KSB filed with the SEC on March 26, 2008 for a discussion of assumptions made by us in determining the grant date fair value and compensation costs of this equity award.

(2)
Amount reflects the compensation cost for the year ended December 31, 2007 of the named executive officer’s options, calculated in accordance with SFAS 123R and using a Black-Scholes-Merton valuation model. Assumptions used in the calculation of these amounts are included in Note 7 to our consolidated financial statements in the Form 10-KSB filed with the SEC on March 26, 2008.

(3)
In August 2007, Transdel Pharmaceuticals Holdings, Inc. awarded 1,250,000 shares of its restricted common stock to Dr. Brar. On September 17, 2007, in connection with the merger with Transdel Pharmaceuticals, Inc. the restricted stock grant was exchanged for a restricted stock grant of 195,313 shares of our common stock. These shares are subject to forfeiture in the event that the Dr. Brar’s employment is terminated for cause or he resigns without good reason prior to March 17, 2009. On April 4, 2008, the Company’s Board of Directors waived any restrictions or forfeiture conditions on the 195,313 shares of restricted common stock previously granted to Dr. Brar in conjunction with the his resignation and a separation agreement entered into between the Company and Dr. Brar.

(4)
On September 17, 2007, Dr. Singh was granted an option to purchase 200,000 shares of our common stock at an exercise price of $2.00 per share, such option fully vests on September 17, 2010. On September 17, 2007, Dr. Singh was also granted an option to purchase 10,000 shares of our common at an exercise price of $2.00 per share, such option fully vested on September 17, 2008.

(5)	On September 17, 2007, Mr. Lomoro was granted an option to purchase 150,000 shares of our common stock at an exercise price of $2.00 per share, such option fully vests on September 17, 2010.

(6)
On September 17, 2007, Dr. Brar was granted an option to purchase 200,000 shares of our common stock at an exercise price of $2.00 per share, such option fully vests on September 17, 2010. On April 4, 2008, in conjunction with Dr. Brar’s resignation and separation agreement entered into between the Company and Dr. Brar these options were cancelled.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers as of December 31, 2007.

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
Juliet Singh, Ph.D.	—	200,000	2.00	9/16/2017	—	—
	—	10,000	2.00	9/16/2017	—	—

John T. Lomoro	—	150,000	2.00	9/16/2017	—	—

Balbir Brar, D.V.M., Ph.D.	—	200,000	2.00	9/16/2017	195,313	537,111

Employment Agreements

We have entered into an employment agreement with Juliet Singh, Ph.D. to serve as our chief executive officer. Pursuant to this employment agreement, Dr. Singh is entitled to receive an annual base salary of $195,000, subject to annual reviews by our board of directors. Dr. Singh is also entitled to a performance-based bonus to be comprised of cash and/or equity compensation. If we terminate Dr. Singh’s employment without cause, we will continue to pay Dr. Singh, as severance, her then current annual base salary for one year, payable in accordance with standard payroll procedures and the pro-rata amount of any accrued annual bonus.

Director Compensation

The following table summarizes the compensation awarded to our directors in 2007:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Juliet Singh, Ph.D.	—	$4,136	$4,136
Jeffrey J. Abrams, M.D.	—	$4,136	$4,136
Anthony S. Thornley	—	$1,290	$1,290

____________________
(1)
Based upon the aggregate grant date fair value calculated in accordance with SFAS 123R and using a Black-Scholes-Merton valuation model. Assumptions used in the calculation of these amounts are included in Note 7 to our consolidated financial statements in the Form 10-KSB filed with the SEC on March 26, 2008.

TRANSDEL PHARMACEUTICALS, INC.
PROXY

Annual Meeting of Stockholders, November 5, 2008

This Proxy is Solicited on Behalf of the Board of Directors of Transdel Pharmaceuticals, Inc.

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the 2008 annual meeting of stockholders and the proxy statement and appoints Juliet Singh, Ph.D. and John T. Lomoro as proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Transdel Pharmaceuticals, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the La Jolla Executive Tower Conference Center, 4225 Executive Square, Suite 495, La Jolla, California 92037 on Wednesday, November 5, 2008, at 1:00 p.m., Pacific Daylight Time, and at any adjournment or postponement of the annual meeting, with the same force and effect as the undersigned might or could do if personally present there at. The shares represented by this proxy shall be voted in the manner set forth below.

1.
To elect the following directors to serve until the 2009 annual meeting of stockholders and until their respective successors are duly elected and qualified: Please check either “FOR ALL” or “WITHHOLD AUTHORITY TO VOTE ON ALL.”

FOR ALL (except as indicated below) ☐	WITHHOLD AUTHORITY TO VOTE ON ALL ☐

To withhold authority to vote for any individual nominee(s), please write the name(s) of those nominee(s) on the line provided below:

(The nominees are Juliet Singh, Ph.D., Jeffrey J. Abrams, M.D. and Anthony S. Thornley)

2.	To adopt the Amendment of the 2007 Incentive Stock and Award Plan to increase the number of available shares from 1,500,000 to 3,000,000.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To ratify the appointment of KMJ Corbin & Company as the independent registered public accounting firm for fiscal year 2008.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

Our board of directors recommends a vote FOR each of the nominees for director listed under Item 1 (Election of Directors), a vote FOR Item 2 (Amendment of the 2007 Incentive Stock and Award Plan) and a vote FOR Item 3 (Ratification of Independent Registered Public Accounting Firm). This proxy, when properly executed, will be voted as specified by the undersigned. If no specification is made, this proxy will be voted FOR each of the nominees for director listed under Item 1 (Election of Directors), FOR Item 2 (Amendment of the 2007 Incentive Stock and Award Plan) and FOR Item 3 (Ratification of Independent Registered Public Accounting Firm).

Please print the name(s) appearing on each stock certificate(s) over which you have voting authority:

Signature(s) of Stockholder(s)

Date and sign exactly as name(s) appear(s) on each stock certificate(s). If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

Date: , 2008

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.